UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                         December 8, 2010

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On December 8, 2010, Park National Corporation (“Park”) entered into securities purchase agreements with certain institutional investors, pursuant to which Park agreed to sell, in a registered direct public offering an aggregate of 71,984, common shares, Series A Common Share Warrants, which are exercisable within six months of the closing date, to purchase up to an aggregate of 35,992 common shares (the “Series A Warrants”), and Series B Common Share Warrants, which are exercisable within 12 months of the closing date, to purchase up to an aggregate of 35,992 common shares (the “Series B Warrants” and, collectively with the Series A Warrants, the “Warrants”) for total gross proceeds of $5.0 million.  The purchase price for each Common Share together with one-half of a Series A Warrant and one-half of a Series B Warrant is $69.46 (the “Per Share Purchase Price”), which was the closing price of Park’s common shares on December 2, 2010.  Each Warrant entitles the investor to purchase one common share at $76.41, or 110% of the Per Share Purchase Price, subject to anti-dilution provisions that require adjustment to reflect stock dividends and splits, pro-rata distributions, certain cash dividends and certain fundamental transactions.  The closing of the offering is expected to take place no later than December 10, 2010, subject to the satisfaction of customary closing conditions.

The common shares, Series A Warrants, Series B Warrants and common shares issuable upon exercise of the Warrants will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) in connection with a takedown from Park’s shelf registration on Form S-3 (Registration File No. 333-159454), which was declared effective by the SEC on May 22, 2009.

On December 8, 2010, Park issued a news release announcing the offering.  A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on December 8, 2010 announcing agreements for direct placement of $5.0 million in capital.

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: December 8, 2010	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated December 8, 2010

Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on December 8, 2010 announcing agreements for direct placement of $5.0 million in capital.